Exhibit 10.2

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated September 22, 2020 (Beijing time, the “Execution Date”), is entered into by and between:

1.    JUVENTAS CELL THERAPY LTD (合源生物科技(天津)有限公司) (the “Company” or the “Target Company”), a company with limited liability established under the laws of the PRC, with its registered office at Building 5, No.8, Haitai Development Third Road, Huayuan Industrial District (Outer Ring), Binhai High-Tech Zone, Tianjin; and

2.    CASI Biopharmaceuticals (WUXI) Co., Ltd. (凯信生物医药（无锡）有限公司) (the “Investor”), a company with limited liability established under the laws of the PRC, with its registered office at C10402, No. 1699, Huishan Avenue, Huishan Economic Development Zone, Wuxi.

3.     [***], a limited partnership validly organized and legally existing under the PRC laws, [***];

4.     [***], a limited partnership validly organized and legally existing under the PRC laws, [***];

5.     [***], a limited partnership validly organized and legally existing under the PRC laws, [***];

(each party referenced above, a “Party” and collectively, the “Parties”).

WHEREAS:

(A)       The Company is a company with limited liability duly organized and validly existing under the laws of the PRC engaged in research, development, manufacturing and selling of any technology or product in relation to cellular immunotherapy, including without limitation CAR-T, CAR-NK, and TIL (the “Business”).

(B)        The Company desires to increase new registered capital of [***]. The Investor is an existing Shareholder of the Company and the Investor desires to subscribe for all the Increased Capital pursuant to the terms and conditions set forth in this Agreement (the “Transaction”).

(C)        The Company and the Investor agree to consummate the Transaction pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.          Definition and Interpretation

1.1          Unless the context otherwise requires, the following words and expressions shall have the following meanings:

“Agreement”	has the meaning given to such term in the preamble of this Agreement;

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

“Applicable Law”

means, with respect to any subject person, all applicable (i) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders issued by any Governmental Authority, and (ii) notices, orders, decisions, injunctions, judgments, awards and decrees issued by, or agreements with, any Governmental Authority;

“Business”	has the meaning given to such term in the recitals of this Agreement;
“Business Day”	means any day other than a Saturday or Sunday or a public holiday in the PRC;
“CIETAC”	has the meaning given to such term in Section 11.2 of this Agreement;
“Closing”	has the meaning given to such term in Section 2.2 of this Agreement;
“Confidential Information”	has the meaning given to such term in Section 8 of this Agreement;
“Encumbrance”

means a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or any other type of preferential arrangement having similar effect (including, without limitation, a title transfer or retention arrangement);

“Equity Interest”

means, with respect to any Person, such Person’s capital stock, Equity Share, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests (whether or not such derivative securities are issued by such Person);

“Target Company/Company”	means JUVENTAS CELL THERAPY LTD;
“Group Members”	means the Target Company and enterprises directly or indirectly controlled by it through, among others, equity investment or VIE structure;
“Equity Share”	means the Equity Interests issued by a limited liability company pursuant to the PRC laws;
“Existing CASI License Agreement”	means the Exclusive Licence Agreement entered into by and between the Company and CASI Pharmaceuticals, Inc. on June 15, 2019;
“Execution Date”	has the meaning given to such term in the preamble of this Agreement;
“Filing Procedure”	has the meaning given to such term in Section 6 of this Agreement;

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

“Governmental Authority”

means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the PRC, and any domestic or foreign legislative institution of any state, county, city or other political sub-division related to this Agreement;

“Increased Capital”	has the meaning given to such term in the recitals of this Agreement;
“Investor”	has the meaning given to such term in the preamble of this Agreement;
“Material Adverse Effect”

means any change, event or effect that (i) is or would be materially adverse to the business, operations, assets, liabilities, conditions (financial or otherwise) or results of operations or prospects of the Company, (ii) is or would materially impair the validity or enforceability of this Agreement, or (iii) is or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or otherwise in connection with the transaction contemplated hereunder;

“Co-Marketing Agreement”

means the Co-Marketing Agreement entered into by and between the Company and CASI Pharmaceuticals, Inc. in substance consistency with the Term Sheet set forth in Exhibit IV of the Series B Investment Agreement;

“Serie A+ Investment Agreement”	means the Investment Agreement entered into by and among the Company, the Founding Shareholders, the Series A Investors and the Series A+ Investors. For the purpose of this definition, [***].
“Party(ies)”	has the meaning given to such term in the preamble of this Agreement;
“Person”	means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate, other entity or governmental bureau;
“PRC”

means the People’s Republic of China, which, for the purpose of this Agreement, does not include Hong Kong Special Administration Region (“Hong Kong”), Macao Special Administration Region (“Macao”) and Taiwan;

“RMB”	means Renminbi, the lawful currency of the PRC;
“Shareholder”	means the shareholder of the Company holding Equity Shares of the Company;
“Subscription Price”	means the consideration for the Increased Capital payable by the Investor to the Company pursuant to the terms and conditions of this Agreement;
“Transaction”	has the meaning given to such term in the preamble of this Agreement;
“Series B Financing”	means an equity financing by a third party investor with pre money valuation of the Company at [***] and the investment amount of no less than [***];

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

“Series B Transaction Documents”

means any document to facilitate and complete the Series B Financing, including but not limited to certain investment agreement, shareholders agreement reflecting the rights and obligations of the shareholders post the Series B Financing, requisite resolutions., etc.;

“Series B Investment Agreement”	means the Investment Agreement on Juventas Cell Therapy Ltd. entered into by and among the Company, [***] and other related parties on Sept. 22, 2020 with regard to Series B Financing.

1.2          Unless otherwise provided in this Agreement or otherwise defined by the context, the following terms referred to in this Agreement shall be interpreted as follows:

(a)     Directly or Indirectly. The term “directly or indirectly” means, directly, or through one or more intermediate persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning;

(b)     Headings. Headings are included for convenience only and shall not affect the construction of any provision of this Agreement;

(c)     Include not Limiting. “Include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the words “without limitation”;

(d)     References to Documents. References to this Agreement include the Exhibits, which form an integral part hereof. The words “hereof,” “hereunder” and “hereto,” and words of like import, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section hereof or Exhibit hereto. A reference to any document (including this Agreement) is to that document as amended, consolidated, supplemented, novated or replaced from time to time;

(e)     Time. If a period of time is specified and dates from a given day or the day of a given act or event, such period shall be calculated exclusive of that day;

(f)     Writing. References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

2.          Transaction

2.1          Subscription

Subject to and on the terms and conditions of this Agreement, the Company shall increase, and the Investor shall subscribe for, the Increased Capital free of any Encumbrance on the Closing Date. Subject to and on the terms and conditions of this Agreement, the Investor shall pay the Subscription Price in the amount of RMB 70,000,000 to the Company on the Closing Date. [***] of the Subscription Price shall pay up the Increased Capital and the remaining of the Subscription Price shall be calculated as “capital surplus” of the Company.

Immediately after the Closing, the Increased Capital held by the Investor shall represent [***]% of the total Equity Interests of the Company (on a fully diluted basis) and shall enjoy the same shareholder’s right as those held by the Investor under Serie A+ Investment Agreement.

2.2          Closing

Subject to the terms and conditions of this Agreement, the consummation of the Transaction (the “Closing”) shall take place remotely via the exchange of documents and signatures, on a date mutually agreed by the Company and the Investor, which shall be no later than the twentieth Business Day after the Execution Date (the “Long Stop Date”).

2.3          Closing Deliveries

(a)        On the Closing Date, the Company shall deliver to the Investor: (i) a duly signed capital

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

contribution certificate (出资证明书) evidencing that the Increased Capital has been registered in the name of the Investor; and (ii) a duly issued Shareholders’ Register (股东名册) of the Company, evidencing the valid subscription of the Increased Capital by the Investor in accordance with Section 2.1 of this Agreement.

(b)        The Investor shall pay to the Company the Subscription Price. Given that the shareholder loan in an aggregate amount of RMB70,000,000 is still outstanding and repayable by the Company to the Investor, the Company and the Investor agree that, upon satisfaction of the Conditions Precedent, the Investor shall pay the capital increase price to the Company in an amount equal to the repaid amount by the Company on or prior to the second Business Day after the date of repayment of the shareholder loan by the Company to the Investor. The date on which the full Subscription Amount has been paid to the Company shall be the closing date (the “Closing Date”)

2.4          Use of Proceeds

Subject to the terms and conditions hereof, the Parties agree that the Subscription Price shall only be used by the Company as working capital for the Business and for other related capital expenditure.

3.          Representations and Warranties

3.1          Each of the Parties hereto represents and warrants to the other Party as follows:

3.1.1     Existence/Authority

Each Party is duly organised and validly existing under the laws of its place of incorporation, and such Party has the power and authority to enter into this Agreement and perform its obligations contemplated hereby; such Party has the capacity to enter into and perform its obligations contemplated under this Agreement.

3.1.2     Authorisation

Each Party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby. The execution and delivery by such Party of this Agreement and the performance by such Party of the transactions contemplated hereby have been duly authorized by all necessary corporate action of such Party. Assuming the due authorization, execution and delivery of this Agreement by the other Party hereto, this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

3.1.3     No Conflict

The execution, delivery and performance of this Agreement by such Party do not and will not:

(a)      violate, conflict with or constitute a default under any provision of such Party’s constitutional documents;

(b)      conflict with or result in a breach of any agreement to which such Party is a party or by which its properties are bound;

(c)      violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Party or its properties; or

(d)      constitute a violation of any Applicable Laws applicable to such Party or its properties.

3.2          Representations and Warranties of the Target Company and the Founding Shareholders

The Target Company and the Founding Shareholders jointly and severally make and ensure that the representations, statements and warranties set forth in Schedule 1 are authentic, complete and accurate. The Target Company and the Founding Shareholders unanimously acknowledge

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

that, for the purpose of matters in Schedule 1, representations, statements and warranties made by them with respect to matters involving the Target Company shall  apply both to the Target Company and other Group Members.

4.          Conditions Precedent to Closing

4.1          The obligations of the Target Company to consummate the Closing under Section 2.2 of this Agreement are subject to the satisfaction of the following conditions on or prior to the Closing Date:

4.1.1     The representations and warranties made by the Investor under Section 3.1 hereof are true, correct and complete on the Closing Date.

4.1.2     The Co-Marketing Agreement have been duly executed by the parties thereto, amending, restating, superseding and replacing the Existing CASI License Agreement.

4.1.3     All the Series B Transaction Documents agreed by the Company have been duly executed by the Investor.

4.2          Unless waived by the Investor in writing, the obligations of the Investor to consummate the Closing under Section 2.2 of this Agreement are subject to the satisfaction of the following conditions on or prior to the Closing Date:

4.2.1     The Co-Marketing Agreement have been duly executed by the parties thereto, amending, restating, superseding and replacing the Existing CASI License Agreement.

4.2.2     All Existing Shareholders have signed the Shareholders Resolutions, by which the Investor’s entitlement to the rights as Series A + Shareholders has been approved.

4.2.3     The Parties have signed this Agreement.

4.2.4     Neither the Founding Shareholders nor the Companies have violated the representations, representations and warranties made in Schedule 1 hereto or  have committed any act in breach of the Transaction Documents.

4.2.5     This Transaction shall have been approved by the board of directors and shareholders’ meeting of the Company.

5.          Mutual Covenants and Pre-Closing Covenants

5.1          Mutual Covenants

Each Party agrees to use its reasonable commercial efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable to satisfy the terms and conditions of this Agreement and to procure the Closing.

5.2          Pre-Closing Covenants

Until Closing Date, the Founding Shareholders shall cause the Company to continue to operate in the Ordinary Course of Business. The Founding Shareholders shall cause the Company not to take any action that is inconsistent with the past business practices or sound business judgment.

5.3          Timely Notification

If, at any time prior the Closing Date, any of the Founding Shareholders or the Company becomes aware of any the following facts or events, such Founding Shareholders or the Company shall promptly notify the Investors in writing: (i) there is material discrepancy between the information disclosed by the Founding Shareholders and the Company to the Investors and the actual circumstances; and (ii) there is any material discrepancy between any representations, warranties or covenants hereunder and the actual circumstances, or any such representations, warranties or covenants are misleading in any material respect.

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

6.          Post-Closing Covenants

The Company shall be in charge of the change of registration and filing of the Transaction with the competent Governmental Authorities (the “Filing Procedure”) and the Filing Procedure shall be completed prior to the expiration of the tenth Business Day after the Closing Date. The Investor shall provide necessary cooperation in connection with the Filing Procedure.

7.          Assignments and Transfers

The rights and obligations of any Party hereunder shall not be assigned, transferred or otherwise disposed to a third party without the prior written consent of other Parties.

8.          Confidentiality

The existence and the terms and conditions of this Agreement or any agreement in connection herewith (collectively, the “Confidential Information”) shall be considered confidential information and, without the written approval of the Company and the Investor, shall not be disclosed by (a) any press release or public announcement, or (b) otherwise by any of the Parties to any other Person except that (i) each Party, as appropriate, may disclose any of the Confidential Information to its current or bona fide prospective investors, investors, limited partners, fund managers, prospective permitted transferees, employees, investment bankers, lenders, agents, accountants, professional advisors and attorneys, in each case only where such Persons are under appropriate nondisclosure obligations; (ii) if any Party is requested or becomes legally compelled (including without limitation, pursuant to securities laws or the rules of any stock exchange) to disclose the existence or content of any of the Confidential Information in contravention of the provisions of this Section 8, such Party shall promptly provide the other Party with written notice of that fact so that such other Parties may seek a protective order, confidential treatment or other appropriate remedy and in any event shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information.

9.          Default and Indemnification

9.1          In the event any Party is in breach of this Agreement which will cause a Material Adverse Effect, the other Party shall be entitled to an indemnification for its losses caused by such breach, in addition to any other rights such Party are entitled to under this Agreement.

9.2          Notwithstanding anything to the contrary herein, this Section 9 shall survive the termination of this Agreement.

10.        Termination

10.1        Term

This Agreement shall become effective as of the Execution Date and continue to be valid during the existence of the Company unless otherwise terminated earlier in accordance with this Agreement.

10.2        Termination

This Agreement may be terminated:

(a)    immediately by unanimous agreement in writing of the Company and the Investor; or

(b)    by the Company upon written notice to the Investor, in the event the Investor fails to perform its obligation to pay the Subscription Price as agreed; or

(c)    The Closing is not occurred prior to the Long Stop Date and the Parties fail to agree to extend the Long Stop Date.

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

10.3        Consequences

When this Agreement is terminated by any Party pursuant to Section 10.2 of this Agreement, no Party shall have any rights or claims against the others, save for those in respect of a breach of this Agreement prior to such termination.

11.        Dispute Resolution and Governing Law

11.1        Governing Law

The terms of this Agreement shall be governed by and construed and enforced in accordance with the laws of PRC without regard to its principles of conflicts of laws.

11.2        Dispute Resolution

Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (the “CIETAC”) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The place of arbitration shall be Beijing. The arbitral award shall be in writing and final and binding upon the Parties. Except for the matters in dispute, the Parties shall continue to perform the provisions of relevant agreements.

12.        Miscellaneous

12.1        Entire Agreement

This Agreement with all its Exhibits and Schedules constitute the entire agreement among the Parties relating to the transaction contemplated hereof and supersede any prior agreements, understandings or discussions among the Parties.

12.2        Succession and Assignment

The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may directly or indirectly transfer or assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other Party.

12.3        Notice

All notices and other communications transmitted to any Party pursuant hereto shall be in writing in both Chinese and English and delivered by hand or by prepaid courier (in each case the recipient shall execute the return receipt) to the mailing address set forth below, or by email as set forth below, or to such other mailing address or email as a Party may from time to time notify the other Party pursuant to this Section 12.3:

To Investor:

Address:             1701-1702 Tower 1, China Central Place, No. 81 Jianguo Street, Chaoyang district, Beijing, 100025, China

Telephone:         [***]

Fax:                     /

Attention:           Larry (Wei) Zhang

Email:                 [***]

To the Company:

Address:    Room 1707-1708, South Tower of Wisdom Hill, No. 20, Kaihua Road, Huayuan

Industrial Park, Tianjin

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

Telephone:         [***]

Fax:                     /

Attention:           Fu Ding

Email:                 [***]

Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Section 12.3 shall be conclusively deemed to have been duly given (i) when hand delivered to the other party, upon delivery; (ii) seven (7) Business Days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other party as set forth above; (iii) three (3) Business Days after deposit with an overnight delivery service, postage prepaid, addressed to the parties as set forth above with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider; or (iv) when sent by e-mail if sent to the address set forth above, and a receipt of the e-mail is requested and received.

12.4        Amendments and Waivers

No amendment of any provision of this Agreement shall be valid unless the same is made in writing and duly signed by all the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant under this Agreement, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

12.5        Costs

Each Party shall bear its own fees and expenses incurred in relation to this transaction contemplated herein.

12.6        Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

12.7        Severability

If any term or provision of this Agreement is or becomes invalid or unenforceable in any event or in any jurisdiction, nothing shall affect the validity or enforceability of the remaining terms and provisions of this Agreement, and nothing shall affect the validity or enforceability of such term or provision in any other event or in any other jurisdiction.

12.8        Language

This Agreement is executed in English and Chinese and in case of any discrepancy between the Chinese version and the English version, the Chinese version shall prevail.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written:

JUVENTAS CELL THERAPY LTD (合源生物科技(天津)有限公司) (Official Chop)

Signature:	/s/ Lulu Lv
Name: Lulu Lv
Title: Authorized Representative

(SIGNATURE PAGE OF INVESTMENT AGREEMENT in respect of JUVENTAS CELL
THERAPY LTD. (合源生物科技(天津)有限公司))

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written:

CASI Biopharmaceuticals (WUXI) Co., Ltd. (凯信生物医药（无锡）有限公司) (Official Chop)

Signature:	/s/ Larrv (Wei) Zhang
Name: Larrv (Wei) Zhang
Title: Authorized Representative

(SIGNATURE PAGE OF INVESTMENT AGREEMENT in respect of JUVENTAS CELL
THERAPY LTD. (合源生物科技(天津)有限公司))

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written:

[***]

Signature:	/s/ [***]
Name: [***]
Title: [***]

(SIGNATURE PAGE OF INVESTMENT AGREEMENT in respect of JUVENTAS CELL
THERAPY LTD. (合源生物科技(天津)有限公司))

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written:

[***]

Signature:	/s/ [***]
Name: [***]
Title: [***]

(SIGNATURE PAGE OF INVESTMENT AGREEMENT in respect of JUVENTAS CELL
THERAPY LTD. (合源生物科技(天津)有限公司))

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written:

[***]

Signature:	/s/ [***]
Name: [***]
Title: [***]

(SIGNATURE PAGE OF INVESTMENT AGREEMENT in respect of JUVENTAS CELL
THERAPY LTD. (合源生物科技(天津)有限公司))

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

SCHEDULE 1

REPRESENTATIONS AND WARRANTIES OF THE TARGET COMPANY AND THE FOUNDING SHAREHOLERS

1.     Valid Existing of Target Company. The Target Company is a legally incorporated and validly existing entity. As of the Signing Date, according to the provisions of the AOA of Target Company, except for registered capital of the Target Company subscribed but not paid-up by [***] and[***], the registered capital of the Target Company has been paid on time and in full in accordance with its articles of association, and complies with the requirements of the PRC Laws, and there is no unpaid capital, delay in payment of capital, false registered capital, capital not paid in or withdrawal of registered capital. The articles of association of the Target Company have been legally and validly registered (if required), and are valid and enforceable.

2.     Undisclosed Debts. The Target Company has no other debts that are not reflected in the balance sheet provided to the Investor, and unless otherwise disclosed to the Investor, the Target Company has not provided guarantee or other security for others, or set up any mortgage, pledge or other security interest on its properties.

3.     Share Capital Structure. As of the Execution Date, the equity structure of the registered capital of the Target Company set forth in the articles of association and amendments to the articles of association registered and filed with the AMR is completely in consistent with that set forth in Schedule 2 attached hereto and the AOA of the Target Company and the amendments to the articles of association provided by the Target Company to the Investor, and has truly, completely and accurately reflected the share capital structure of the Company, without any false capital contribution. As of the closing date of the Series B Financing, the equity structure of the registered capital of the Target Company set forth in the articles of association and amendments to the articles of association registered and filed with the AMR is completely in consistent with that set forth in Schedule 3 attached hereto. As of the Closing Date, except as otherwise stipulated in the Series B Transaction Documents or as otherwise disclosed t the Investor, the Target Company has not promised to issue or actually issued in any way and to any person any equity, shares, convertible bonds, warrants, stock option or interest of the same or similar nature other than the said shareholder’s equity.

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

SCHEDULE 2

SHAREHOLDING STRUCTURE PRIOR TO INVESTMENT

[***]

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASI PHARMACEUTICALS, INC. IF PUBLICLY DISCLOSED.

*** Triple asterisks denote omissions

SCHEDULE 3

SHAREHOLDING STRUCTURE AFTER COMPLETION OF INVESTMENT

[***]